JANUS ASPEN SERIES
                              Institutional Shares

                       Supplement dated December 31, 2000,
                         to Prospectus dated May 1, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS FOR THE INSTITUTIONAL SHARES OF JANUS ASPEN SERIES DATED MAY 1, 2000. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

The following information supplements the information under "Management of the Portfolios - Portfolio Managers":

Effective December 31, 2000, Laurence J. Chang will no longer be an Executive Vice President or a co-manager of International Growth Portfolio and Janus Overseas Fund, and Brent A. Lynn will become an Executive Vice President and a co-manager of International Growth Portfolio and Janus Overseas Fund. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation. Mr. Chang will continue his role as an Executive Vice President and a co-manager of Worldwide Growth Portfolio and Janus Worldwide Fund.

Effective December 31, 2000, Sharon S. Pichler will no longer be Executive Vice President and portfolio manager of Money Market Portfolio, and Ms. Pichler will become Executive Vice President and portfolio manager of Janus Federal Tax-Exempt Fund. Ms. Pichler's biographical information currently appears in the Prospectus.

Effective December 31, 2000, J. Eric Thorderson will become Executive Vice President and portfolio manager of Money Market Portfolio. Mr. Thorderson is also Executive Vice President and portfolio manager of Janus Government Money Market Fund, which he has managed since February 1999. He joined Janus Capital in May 1996 as a research analyst. Prior to joining Janus Capital, he was a portfolio manager for USAA Investment Management Company. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Masters degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.














SUPPJSIPRASIC1231